Intramerica Life Insurance Company
Intramerica Variable Annuity Account

Supplement dated April 23, 2021
to the Prospectuses and Statements of Additional Information for

The Scudder Horizon Plan Variable Annuity

This supplement amends certain disclosure contained in the above-referenced prospectus and statement of additional information for certain variable annuity contracts issued by Intramerica Life Insurance Company.

On March 29, 2021, The Allstate Corporation announced it had entered into an agreement to sell Intramerica Life Insurance Company to Wilton Reassurance Company (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions. The terms and provisions of your Contract will not be changed by the Transaction.

If you have any questions about this supplement, please contact our customer service center at 1-800-833-0194 or your registered representative.